EXHIBIT 10.2

Loan Number:    1006379

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT is dated as of April 5, 2012 (this “Amendment”) by and among CUBESMART, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), CUBESMART, a real estate investment trust formed under the laws of the State of Maryland (the “Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each of the Lenders party to the Credit Agreement defined below (the “Lenders”).

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of December 9, 2011 (the “Credit Agreement”); and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to amend the definition of “Tranche B Term Loan Availability Termination Date” on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.       Specific Amendments.  Section 1.1 of the Credit Agreement is hereby amended by deleting the defined term “Tranche B Term Loan Availability Termination Date” in its entirety and substituting in lieu thereof the following:

“Tranche B Term Loan Availability Termination Date” means May 22, 2012.

Section 2.       Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Parent, each of the Lenders and the Administrative Agent;

(b)           A Guarantor Acknowledgment (the “Acknowledgment”) duly executed by the Guarantor in the form of Exhibit A attached hereto;

(c)           No Default or Event of Default shall exist;

(d)           Such other documents, instruments, agreements, certifications and opinions as the Administrative Agent, on behalf of the Lenders, may reasonably request.

Section 3.       Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  Each of the Parent and the Borrower, as applicable, has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Parent, as applicable, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent, as applicable, enforceable against such Person in accordance with its respective terms.

(b)           Compliance with Laws.  The execution and delivery by the Borrower and the Parent, as applicable, of this Amendment and the performance by the Borrower and the Parent, as applicable, of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party.

(c)           Reaffirmation.  As of the date of this Amendment and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents is true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

(d)           No Default.  As of the date hereof and immediately after giving effect to this Amendment no Default or Event of Default shall exist.

Section 4.       Payment of Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith.

Section 5.       Effect; Ratification.

(a)           Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect.  The amendments contained herein shall be deemed to have prospective application only,

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unless otherwise specifically stated herein.  The Credit Agreement is hereby ratified and confirmed in all respects.  Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

(b)           Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties.  The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c)           Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations.

(d)           This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(e)           This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 6.       Further Assurances.  The Parent and the Borrower agree to, and to cause any other Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 7.       GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 8.       Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 9.       Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 10.     Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CUBESMART, L.P.

By:	CubeSmart, its general partner

	By:	/s/ Chris Marr
		Name:	Chris Marr
		Title:	President

CUBESMART

	By:	/s/ Chris Marr
		Name:	Chris Marr
		Title:	President

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with CubeSmart, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

[Signatures Continued on Next Page]

[Signature Page to First Amendment to Credit Agreement with CubeSmart, L.P.]

BANK OF AMERICA, N.A.

By:	/s/ Michael W. Edwards
	Name:	Michael W. Edwards
	Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Shari L. Reams-Henofer
	Name:	Shari L. Reams-Henofer
	Title:	Senior Vice President

REGIONS BANK

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

SUNTRUST BANK

By:	/s/ Nancy B. Richards
	Name:	Nancy B. Richards
	Title:	Senior Vice President

RBS CITIZENS, N.A. D/B/A CHARTER ONE

By:	/s/ Charles J. Cooke Jr.
	Name:	Charles J. Cooke Jr.
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Renee Lewis
	Name:	Renee Lewis
	Title:	Senior Vice President

BMO HARRIS FINANCING, INC.

By:	/s/ Aaron Lanski
	Name:	Aaron Lanski
	Title:	Managing Director

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Steve W. Whitcomb
	Name:	Steve W. Whitcomb
	Title:	Senior Vice President

ROYAL BANK OF CANADA

By:	/s/ G. David Cole
	Name:	G. David Cole
	Title:	Authorized Signatory

COMPASS BANK, AN ALABAMA BANKING CORPORATION

By:	/s/ S. Kent Gorman
	Name:	S. Kent Gorman
	Title:	Sr. Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of April 5, 2012 (this “Acknowledgement”) executed by CubeSmart in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), for the Lenders under the Credit Agreement referred to below (the “Lenders”).

WHEREAS, CubeSmart, L.P., the Guarantor, as Parent, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement dated as of December 9, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Guarantor is a party to that certain Guaranty dated as of December 9, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which it guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Parent, the Borrower, the Administrative Agent and the Lenders are to enter into that certain First Amendment to Credit Agreement, dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantor execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.   Reaffirmation.  The Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.   Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

CUBESMART

By:
Name:
Title: